First Investors Global Fund		Ticker Symbols
Summary Prospectus	January 31, 2019	Class A: FIISX
Class B: FIBGX
Advisor Class: FIITX
Institutional Class: FIIUX
Supplemented as of April 1, 2019
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.firstinvestorsfunds.com/prospectuses. You can also get this information at no cost by calling 1(800)423-4026 or by e-mailing investorservices@foresters.com. The Fund’s prospectus and SAI, dated January 31, 2019, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2018, are incorporated herein by reference.

Investment Objective:  The Fund seeks long-term capital growth.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 199 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.  You may be required to pay a commission to your financial intermediary for Advisor Class and Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees[2]	0.25%	1.00%	None	None
Other Expenses	0.23%	0.33%	0.15%	0.10%
Total Annual Fund Operating Expenses	1.43%	2.28%	1.10%	1.05%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge , as described further in the “What are the sales charges?” section of the prospectus.

2. The expense information in the table has been restated to reflect a decrease in the 12b-1 fees for Class A shares effective as of April 1, 2019.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$712	$1,001	$1,312	$2,190
Class B shares	$631	$1,012	$1,420	$2,402
Advisor Class shares	$112	$350	$606	$1,340
Institutional Class shares	$107	$334	$579	$1,283
You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$231	$712	$1,220	$2,402

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world, including the United States. Although the Fund primarily invests in stocks of U.S. and foreign companies that are considered large to medium in size (measured by market capitalization) and that are traded in larger or more established markets, it may invest a significant amount in less-developed or emerging markets. The Fund may also invest (to a lesser degree) in smaller size companies. At times the Fund may invest in forward foreign currency contracts in order to hedge against the currency exposure resulting from its investments in foreign securities, but it may choose not to for a variety of reasons, even under very volatile market conditions.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: profitability; return on invested capital; relative valuation; risk/return profile; quality of assets; industry structure/dynamics; earnings growth as a result of positive changes; hidden or unappreciated value; quality of management and/or a strong business model. Once potential investments are identified, the Fund constructs its portfolio based on many factors including: (1) regional and country allocation; (2) industry and sector allocation; (3) company size; and (4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries.

A stock may be sold if, in the portfolio manager’s opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; or it experiences excessive valuations.

The Fund may engage in active and frequent trading, which may result in high portfolio turnover.

Principal Risks: You can lose money by investing in the Fund. There is no guarantee that the Fund will meet its investment objective. Here are the principal risks of investing in the Fund:

Derivatives Risk. To the extent the Fund invests in forwards it is exposed to a number of risks, such as possible default by the counterparty to the transaction, incorrect judgment by the portfolio manager as to certain market movements and the potential of greater losses than if this technique had not been used.

These investments can also increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Emerging Markets Risk. The risks of investing in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.

Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.

High Portfolio Turnover and Frequent Trading Risk. High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

Liquidity Risk. Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Market Risk. Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid-and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund was managed by a subadviser prior to July 1, 2018. Updated performance information is available by visiting www.firstinvestorsfunds.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 19.46% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.59% (for the quarter ended September 30, 2011).
Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Class (If less than 10 yrs)
Class A Shares
(Return Before Taxes)	-16.24%	2.29%	8.18%	--
(Return After Taxes on Distributions)	-18.95%	-0.05%	6.88%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	-7.72%	1.00%	6.24%	--
Class B Shares (Return Before Taxes)	-14.62%	2.47%	8.03%	--
Advisor Class Shares (Return Before Taxes) (Inception Date: 4/1/13)	-10.89%	3.87%	--	6.71%
Institutional Class Shares (Return Before Taxes) (Inception Date: 4/1/13)	-10.76%	3.97%	--	6.82%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-8.93%	4.82%	10.05%	6.86%
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser: Foresters Investment Management Company, Inc.

Portfolio Manager: Pedro Marcal, Director of International Equities, has served as the portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares: Class B shares of the Funds are closed to new accounts and new investments (excluding reinvestment of dividends, exchanges and other limited transactions). You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FFS representatives receive compensation for selling the Funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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